Form 4 Joint Filer Information

Name:					Frazier Healthcare III, LP
Address:				601 Union Street, Suite 3200, Seattle, WA  98101

Designated Filer:			FHM III, LLC

Issuer & Ticker Symbol:		Trubion Pharmaceuticals, Inc. (TRBN)

Date of Event Requiring Statement:	October 18, 2006

		Frazier Healthcare III, LP
		By: FHM III, LLC, its General Partner
		By: Frazier & Company, Inc., Manager

		By:   	/s/ Alan D. Frazier
			Alan D. Frazier, President

Name:					Frazier Affiliates III, LP
Address:				601 Union Street, Suite 3200, Seattle, WA  98101

Designated Filer:			FHM III, LLC

Issuer & Ticker Symbol:		Trubion Pharmaceuticals, Inc. (TRBN)

Date of Event Requiring Statement:	October 18, 2006

		Frazier Affiliates III, LP
		By: FHM III, LLC, its General Partner
		By: Frazier & Company, Inc., Manager

		By:  	/s/ Alan D. Frazier
			Alan D. Frazier, President

Name:					FHM IV, LP
Address:				601 Union Street, Suite 3200, Seattle, WA  98101

Designated Filer:			FHM III, LLC

Issuer & Ticker Symbol:		Trubion Pharmaceuticals, Inc. (TRBN)

Date of Event Requiring Statement:	October 18, 2006

		FHM IV, LP
		By: FHM IV, LLC, its General Partner


		By:  	/s/ Alan D. Frazier
			Alan D. Frazier, Member

Name:					Frazier Healthcare IV, LP
Address:				601 Union Street, Suite 3200, Seattle, WA  98101

Designated Filer:			FHM IV, LP

Issuer & Ticker Symbol:		Trubion Pharmaceuticals, Inc. (TRBN)

Date of Event Requiring Statement:	October 18, 2006

		Frazier Healthcare IV, LP
		By: FHM IV, LP, its General Partner
		By: FHM IV, LLC, its General Partner


		By:   	/s/ Alan D. Frazier
			Alan D. Frazier, Member



Name:					Frazier Affiliates IV, LP
Address:				601 Union Street, Suite 3200, Seattle, WA  98101

Designated Filer:			FHM IV, LP

Issuer & Ticker Symbol:		Trubion Pharmaceuticals, Inc. (TRBN)

Date of Event Requiring Statement:	October 18, 2006

		Frazier Affiliates IV, LP
		By: FHM IV, LP, its General Partner
		By: FHM IV, LLC, its General Partner


		By:   	/s/ Alan D. Frazier
			Alan D. Frazier, Member


SE 2183759 v1


Exhibit 99.1